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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                  FORM 8-K

                            --------------------

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 21, 1996
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                            NABORS INDUSTRIES, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         1-9245                93-0711613
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(State on other Jurisdiction            (Commission          (I.R.S. Employer
of Incorporation                        File Number)         Identification No.)



      515 West Greens Road, Suite 1200
      Houston, Texas                                             77067
      ----------------------------------------               -------------
      (Address of principal executive offices)

                               (713) 874-0035
            (Registrant's telephone number, including area code)

                               Not Applicable
        (Former Name or Former Address, If Changed Since Last Report)
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                 ITEM 5.

                          On May 21, 1996, the Registrant entered into an
                 underwriting agreement with Salomon Brothers Inc, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Simmons & Company International, as representatives (the "Representatives") of the several underwriters named therein (the "Underwriters"), in connection with the offering of $172,500,000 aggregate principal amount of the Registrant's 5% Convertible Subordinated Notes due 2006 (the "Notes"), including $22,500,000 aggregate principal amount of Notes to be purchased by the underwriters pursuant to the exercise of their over- allotment option. The Notes were originally registered with the Securities and Exchange Commission on the Registrant's Registration Statement on Form S-3 (Registration No. 333-2477) pursuant to the Securities Act of 1933, as amended. Certain documents which relate to that Registration Statement and the transaction are exhibits to this Current Report.

                 ITEM 7.  EXHIBITS.

                          1. Underwriting Agreement dated May 21, 1996 between the Registrant and the Representatives in relation to the public offering, issue and sale of the Notes to the Underwriters.

                          2. Form of Subordinated Indenture to be entered into between the Registrant and Marine Midland Bank as trustee (the "Trustee"), relating to the Company's subordinated debt securities.

                          3. Form of Supplemental Indenture to be entered into between the Registrant and the Trustee, relating to the Notes (including the form of Note).

                         12.      Calculation of Ratios of Earnings to Fixed
                 Charges.
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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NABORS INDUSTRIES, INC.


                                        By: /s/ BRUCE P. KOCH
                                           -----------------------------------
                                           Name:   Bruce P. Koch
                                           Title:  Vice President -Finance
                                                   and Controller


Dated: May 28, 1996


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                             EXHIBIT  INDEX

   Exhibit
     No.                     Description
   -------                   -----------

      1                        Underwriting Agreement dated May 21, 1996
                 between the Registrant and the Representatives in relation to the public offering, issue and sale of the Notes to the Underwriters.

     4.2                       Form of Subordinated Indenture to be entered
                 into between the Registrant and Marine Midland Bank as trustee (the "Trustee"), relating to the Company's subordinated debt securities.

     4.3                       Form of Supplemental Indenture to be entered
                 into between the Registrant and the Trustee, relating to the Notes.

     12                        Calculation of Ratios of Earnings to Fixed
                 Charges.